UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of Mesa Laboratories, Inc. was held on November 5, 2019. Of the 4,358,257 shares of common stock entitled to vote, 3,954,923 were represented either in person or proxy. Eight directors were elected to serve until the next Annual Meeting of Shareholders. The advisory vote to approve executive compensation was approved. The ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending March 31, 2020 was approved. The shareholders voted, on an advisory basis, as set forth below on the frequency of future advisory votes on executive compensation.

The eight directors elected were:

			Broker
	For	Withheld	Non-Votes
John B. Schmieder	3,083,629	561,047	310,247
John J. Sullivan, Ph.D.	3,582,044	62,632	310,247
David B. Perez	3,606,087	38,589	310,247
Jennifer S. Alltoft	3,586,384	58,292	310,247
Robert V. Dwyer	3,558,922	85,754	310,247
Evan C. Guillemin	3,596,869	47,807	310,247
David M. Kelly	3,589,962	54,714	310,247
Gary M. Owens	3,601,715	42,961	310,247

The advisory vote to approve executive compensation was approved by the following vote:

			Broker
For	Against	Abstain	Non-Votes
3,439,088	30,827	174,761	310,247

The appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending March 31, 2020 was approved by the following vote:

			Broker
For	Against	Abstain	Non-Votes
3,708,452	30,664	215,807	--

The advisory vote on the frequency of future advisory votes on executive compensation was as follows:

Every	Every	Every		Broker
Year	2 Years	3 Years	Abstain	Non-Votes
3,503,317	1,998	27,617	44,954	377,037

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 5, 2019		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer